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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 1996


                       ABC DISPENSING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

FLORIDA                              0-14922                59-2001203
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(State or other jurisdiction of    (Commission            (I.R.S. Employer
incorporation or organization)     File Number)           Identification No.)


451 KENNEDY ROAD
AKRON, OHIO                                                 44305
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(Address of principal executive officers)                 (Zip Code)

       Registrant's telephone number, including area code: (330) 733-2841

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The Company reports on a fiscal year which ends on the Saturday closest to April 30. The current year ends April 26, 1997, the prior year ended April 27, 1996.

FAILURE TO MEET NASDAQ STOCK LISTING MINIMUM REQUIREMENTS

The Company has failed to meet the Nasdaq capital and surplus requirement, as set forth in NASD Marketplace Rule 4310(c)(03). The Nasdaq Listing Qualifications Panel has granted the Company an exception regarding this requirement. The exception requires that the Company must make a public filing with the SEC and Nasdaq on or before December 2, 1996. The filing must contain a balance sheet no older than October 31, 1996 with pro forma adjustments for any significant transactions occurring on or before the filing date. The filing must evidence minimum capital and surplus in excess of $1,800,000, as well as compliance with all other criteria necessary for continued listing. The Company has met the December 2 requirement with a capital and surplus balance of $2,437,000. The Company believes that it will be able to continue to meet NASDAQ's maintenance schedule.

The exception further requires that the Company must make a second public filing with the SEC and Nasdaq on or before January 3, 1997. The second filing must contain a balance sheet no older than November 30, 1996 with pro forma adjustments for any significant transactions occurring on or before the filing date. The filing must evidence minimum capital and surplus in excess of $2,400,000, as well as compliance with all other criteria necessary for continued listing. In the event the Company fails to comply with any of the terms of this exception, its securities will be immediately deleted from The Nasdaq Stock Market.

IMPLEMENTATION OF A STRATEGIC PLAN

The Company recognizes the need to increase sales as quickly as possible and also the need to review and implement long-term marketing and sales strategies. With this in mind the Company has developed, with the assistance of an accredited marketing consultant, a Strategic Plan for November 1, 1996 through April 30, 1998. Corporate growth strategies include: 1) market penetration, 2) market expansion, 3) product development and 4) diversification.

SIGNIFICANT ORDER

On July 17, 1995, the Company received a $7 million initial order for its new Institutional Juice Dispenser. This is the largest, single order the Company has ever received. The microprocessor-driven system mixes and dispenses from juice concentrates, ensuring a controlled mixture and an accurate, standard portion. The Company filed for a patent on the controlling electronics and software. This new Juice Dispenser is now in field test. This order may be incorporated into a new joint venture yet to be detailed, but nevertheless, the Company regards the above order valid and enforceable. (see below)

COMPANY ANNOUNCES JOINT-VENTURE AGREEMENT

On October 22, 1996 the Company announced a preliminary agreement to form a joint venture with Wa. H. Leahy Associates, a privately owned national foodservice marketing company based in Chicago. The partnership combines ABC's proprietary dispensing technology and equipment with a specially formulated fresh-fruit concentrate developed by Leahy for sale to the institutional food marketplace. The proposed agreement calls for the two companies to share ongoing revenues and profits on a basis to be determined after completion of field testing, which is expected to be concluded in January 1997.

COMPANY APPOINTS NEW PRESIDENT

On July 16, 1996, the Company appointed Charles M. Stinac, Jr. as President and Chief Executive Officer to succeed Robert A. Cutting. Mr. Stinac, 45 years old, has more than 20 years experience in the investment banking and brokerage industry and has extensive experience in sales and marketing. Mr. Stinac was formerly a Vice President with Roney & Company, a member firm of the New York Stock Exchange.


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COMPANY ANNOUNCES CHANGE OF CFO

On October 1, 1996, the Company appointed consultant and turn-around specialist Walter W. Crate, on an interim basis, the responsibilities of Chief Financial Officer and Assistant to the President. Mr. Crate succeeds Gary T. Salhany, who resigned as CFO to pursue other interests. His career has included serving as chief operating officer of a $100 million, multi-national holding company and as managing director of the Chicago office of Citicorp Investment Bank, Mr. Crate has been involved in the acquisition of 25 companies, and he has acted in advisory capacity to management and equity investors in the turnaround of under-performing assets.

COMPANY APPOINTS DIRECTOR OF MARKETING/VICE PRESIDENT OF ENGINEERING

On October 17, 1996, Brian C. Sanders joined the Company in the newly-established dual positions of Director of Marketing and Vice President of Engineering--Paint and Industrial Division. Mr. Sanders was the founder and president of ULTRABLEND Systems, Inc., which specializes in the research and development, production and marketing of point-of-sale equipment for the paint and coatings industry. He holds an engineering degree from Syracuse University.

COMPANY APPOINTS EUROPEAN DIRECTOR OF SALES AND SUPPORT SERVICES

On November 5, 1996, Nigel Whittaker was appointed to the newly established position of Director of Sales and Support Services for Europe. Mr. Whittaker, who is based in Manchester, England, will implement and supervise a sales, marketing, and support organization exclusively for ABC's proprietary new modular, 1B canister, automatic tinting dispenser, and related products, which are being introduced in the U.S. this fall. His previous experience includes serving as Managing Director of Ultrablend Systems (Europe) Ltd. and as President of Applied Color Systems, Inc., based in Princeton, New Jersey, where he spearheaded the sales and support growth for that company's Datacolor International product line throughout the North and South American continents.

SIX MONTHS ENDED OCTOBER 26, 1996 COMPARED TO SIX MONTHS ENDED OCTOBER 28, 1995

The net loss was $1,384,000 for the six months ended October 26, 1996 compared to $615,000 for the same period last year. Total revenues for the six months ended October 26, 1996 was $2,138,000 compared to $3,811,000 for the same period last year.


Product sales:                  October 26, 1996               October 28, 1995

Industrial dispensers                 $1,458,000                     $2,950,000
Beverage dispensers                      354,000                        357,000
                                ----------------               ----------------
                                       1,812,000                      3,307,000

Service and development sales

Industrial                               105,000                        237,000
Beverage                                 191,000                        230,000
Other                                     30,000                         37,000
                                ----------------               ----------------
                                         326,000                        504,000
                                ----------------               ----------------
Total revenues                        $2,138,000                     $3,811,000
                                ================               ================


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ITEM 7.         FINANCIAL STATEMENTS
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
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                       ABC DISPENSING TECHNOLOGIES, INC.
                           CONSOLIDATED BALANCE SHEET
                                                                        Estimated               Actual
                                                                        Unaudited            Unaudited
                    ASSETS                                       December 2, 1996        July 27, 1996
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
Current assets:
  Cash and cash equivalents                                            $1,372,000           $   96,000
  Trade receivables:
  Accounts receivable, less allowance for doubtful accounts
    of $152,000 as of October 26 and $136,000 as of April 27              425,000              718,000
  Notes receivable (short-term)                                            33,000               30,000
 Inventories                                                            1,156,000            1,298,000
                                                                      -----------          -----------
                  Total current assets                                  2,986,000            2,142,000

Property, Plant, and Equipment                                          1,847,000            1,492,000
Less accumulated depreciation                                          (  821,000)          (  805,000)
                                                                      -----------          -----------
                                                                        1,026,000              687,000

Other assets:
       Notes receivable (long-term)                                        86,000               76,000
         Intangible assets, less accumulated
         amortization of $516,000 as of October 26
         and $480,000 as of April 27                                      138,000              155,000
       Patents pending and deferred charges                               144,000              164,000
                                                                      -----------          -----------
             Total other assets                                           368,000              395,000
                                                                      -----------          -----------

TOTAL ASSETS                                                          $ 4,380,000          $ 3,224,000
                                                                      ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
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Current liabilities:
       Accounts payable                                               $   683,000          $   736,000
       Line of Credit                                                     225,000              352,000
       Notes payable to related party                                    (110,000)             390,000
       Current portion of long-term debt                                   18,000               25,000
       Accrued liabilities:
         Legal fees and settlement costs                                   41,000              155,000
         Employee compensation and benefits                               306,000              314,000
         Warranty reserve                                                 132,000              189,000
         Other                                                            177,000              324,000
       Projected November loss                                            173,000                    0
                                                                       ----------           ----------
                 Total current liabilities                              1,645,000            2,485,000

Long-term debt                                                            298,000              289,000

Stockholders' equity:
       Common Stock, $.01 par value; authorized
         50,000,000 shares; 17,158,860 shares issued
         and outstanding (16,984,160 at April 27, 1996)                   171,000              171,000
       Preferred Stock                                                  2,125,000                    0
       Additional paid-in capital                                      19,010,000           19,073,000
       Retained earnings (deficiency)                                 (18,643,000)         (18,651,000)
       Projected November loss                                        (   173,000)                   0
                                                                      -----------          -----------
                                                                        2,490,000              593,000
       Less notes receivable-stockholders                             (    53,000)         (   143,000)
                                                                      -----------          -----------
         Total Stockholders' Equity                                     2,437,000              450,000
                                                                      -----------          -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 4,380,000          $ 3,224,000
                                                                      ===========          ===========

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ITEM 7. Financial Statements
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                       ABC DISPENSING TECHNOLOGIES, INC.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                      Seven months ended December 2, 1996
                                   Estimated

                                      Number of   Common Stock                   Additional        Retained            Notes
                                      Shares of       $.01 Par     Preferred        Paid-in        Earnings      Receivable-
                                   Common Stock          Value         Stock        Capital    (Deficiency)     Stockholders
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
Balance at April 27, 1996            16,984,160       $170,000           $ 0    $18,942,000   $(17,882,000)       $(146,000)

  Collection of notes receivable-
   stockholders'                                                                                                     93,000

  Issue of stock to Mezzanine
   Financial Fund, L.P.                 125,000          1,000                      141,000

  Issue of stock to Davis, Scott,
   (Legal fees)                          49,700

  Preferred stock private placement                                2,125,000

  Private placement costs                                                           (73,000)

  Net loss for the seven months
   ended December 2, 1996                                                                         (761,000)
                                     ----------       --------    ----------    -----------   ------------        ---------
Balance at December 2, 1996          17,158,860       $171,000    $2,125,000   ($19,010,000)  $(18,643,000)       $ (53,000)
                                     ==========       ========    ==========    ===========   ============        =========

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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ABC Dispensing Technologies, Inc.

Date: December 2, 1996           By: /s/ CHARLES M. STIMAC JR.
                                    ----------------------------
                                 Charles M. Stimac Jr.
                                 President/CEO


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